OwnerWiz Realty Inc.

A Development Stage Company

Financial Statements

As of December 31, 2011 and

For the Period From April 12, 2011 (Inception) to December 31, 2011

OwnerWiz Realty Inc.

A Development Stage Company

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

OwnerWiz Realty Inc.

We have audited the accompanying balance sheet of OwnerWiz Realty Inc., a development stage company, as of December 31, 2011 and the related statements of operations, deficit accumulated during the development stage, and cash flows for the period from April 12, 2011 (inception) to December 31, 2011. These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OwnerWiz Realty Inc., a development stage company, as of December 31, 2011 and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the entity will continue as a going concern. As discussed in Notes 1 and 6 to the financial statements, the entity is in the development stage, has very few revenue transactions, incurred losses from operations since inception, and as of December 31, 2011, the Company’s current liabilities exceeded its current assets by $95,405 and its total liabilities exceeded its total assets by $82,476. These circumstances raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Notes 3 and 9 to the financial statements, the entity has entered into numerous significant transactions with a business controlled by, and with people who are related to, the majority shareholder of the Company.

/s/ Kelly & Company

Costa Mesa, California

March 1, 2012

OwnerWiz Realty Inc.

A Development Stage Company

Balance Sheet

December 31,
2011

Current assets:
Cash	$ 22,441
Prepaid expenses	2,867
Total current assets	25,308
Furniture and equipment, net of accumulated depreciation of $1,605	11,229
Security deposit	1,700
Total assets	$ 38,237

Current liabilities:
Accounts payable and accrued liabilities	$ 41,118
Related party payables	79,595
Total current liabilities	120,713
Commitments and contingencies (Note 6)
Stockholders' deficit:
Common stock, $0.0001 stated value, 100,000 shares	10
authorized, issued and outstanding
Contributed capital	64,927
Deficit accumulated during the development stage	(147,413)
Total stockholders' deficit	(82,476)
Total liabilities and stockholders' deficit	$ 38,237

The accompanying notes are an integral part of the financial statements.

OwnerWiz Realty Inc.

A Development Stage Company

Statement of Operations

For the
Period From
April 12, 2011
(Inception) to
December 31,
2011

Commission revenue	$ 6,314
Commission revenue - related party	24,000
Total revenue	30,314
Commission expenses	(9,279)
Net commission revenue	21,035
Operating expenses:
Selling costs	23,483
Selling costs - related party	8,000
General and administrative	136,965
Total operating expenses	168,448
Net loss	$ (147,413)
Net loss per common share: Basic and diluted	$ (1.47)
Weighted average number of shares outstanding:
Basic and diluted	100,000

The accompanying notes are an integral part of the financial statements.

OwnerWiz Realty Inc.

A Development Stage Company

Statement of Stockholders' Deficit

				Deficit
				Accumulated
				During	Total
	Common Stock		Contributed	Development	Stockholders'
	Shares	Amount	Capital	Stage	Deficit
Balance, April 12, 2011	-	$ -	$ -	$ -	$ -

Issuance of founders shares at $0.0001 stated value	100,000	10	-	-	10

Shareholder capital contributions (related party)			63,100		63,100

Expenses paid by shareholder on behalf of the Company			1,827		1,827

Net loss	-	-	-	(147,413)	(147,413)

Balance, December 31, 2011	100,000	$ 10	$ 64,927	$ (147,413)	$ (82,476)

The accompanying notes are an integral part of the financial statements.

OwnerWiz Realty Inc.

A Development Stage Company

Statement of Cash Flows

For the
Period From
April 12, 2011
(Inception) to
December 31,
2011

Operating activities:
Net loss	$ (147,413)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation expense	1,605
Expenses paid by officer on behalf of the Company	1,827
Changes in operating assets and liabilities:
Prepaid expenses	(2,867)
Deposit	(1,700)
Accounts payable and accrued liabilities	41,118
Accrued payroll - related party	-
Related party payables	12,045
Net cash used in operating activities	(95,385)
Investing activities:
Acquisition of furniture and equipment	(12,834)
Net cash used in investing activities	(12,834)
Financing activities:
Proceeds from issunace of founders shares	10
Shareholder capital contributions	63,100
Proceeds from related party officer advances	91,150
Repayment of related party officer advances	(23,600)
Net cash provided by financing activities	130,660
Net increase in cash	22,441
Cash - beginning of period	-
Cash - end of period	$ 22,441

Supplemental Disclosure of Cash Flow Information

Cash paid during the period for:
Interest	$ -
Income taxes	$ -

The accompanying notes are an integral part of the financial statements.

OwnerWiz Realty Inc.

A Development Stage Company

Notes to the Financial Statements

1. Description of the Company

Development Stage Operations

OwnerWiz Realty Inc. (the Company) was incorporated on April 12, 2011 in the state of Georgia. The Company has authorized 100,000 shares of $0.0001 stated value, no par value common stock, all of which are issued and outstanding. The Company has elected a December 31 year-end.

The Company is a development stage enterprise primarily engaged in the referral and brokering of real estate transactions in the United States. The Company contracts with a related party to utilize leads from the related party's Real Estate Agent Referral Network (REAR) website, which is designed to generate qualified client leads throughout the United States. The Company brokers real estate transactions in the state of Georgia and refers out-of-state real estate leads to participating REAR real estate agents in other states. The focus of the lead generation program is to identify and refer potential homeowners with troubled credit histories to participating REAR real estate agents.

During its development stage to-date, for the period from April 12, 2011 (inception) to December 31, 2011, the Company had completed 11 revenue transactions totaling $30,314. Five of the 11 transactions, totaling $8,228, originated from client leads purchased by the Company from a related party. Of those five transactions, one transaction totaling $4,200 and a separate revenue transaction of $19,800 were with relatives of a major shareholder of the Company and are presented on the statement of operations as related party revenue. The Company has no significant operating history and, from April 12, 2011 (inception) to December 31, 2011, has generated a net loss of $147,413. The accompanying financial statements as of December 31, 2011 and for the period then ended have been prepared assuming the Company will continue as a going concern. During the year 2012, management intends to raise additional debt or equity financing to fund ongoing operations and necessary working capital. However, there is no assurance that such financing plans will be successful or be obtained in amounts sufficient to meet the Company’s needs. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Basis of Presentation and Use of Estimates in the Financial Statements

Preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OwnerWiz Realty Inc.

A Development Stage Company

Notes to the Financial Statements

2. Summary of Significant Accounting Policies

Revenue Recognition

The Company is a licensed corporate real estate broker in the state of Georgia and contracts with real estate agents to provide customer leads and broker services in return for a participatory share of commissions earned on completed real estate sales and rental transactions. The Company reports the entire commission earned from a sales or rental transaction as revenue on a gross basis. Commission Expenses as presented in the statement of operations represent the variable portion of the gross commission earned that is paid to the Company’s in-State sub-contracted agents (Note 6) who conduct the transactions. The Company recognizes revenue only when the real estate transaction has closed and all of the following criteria have been met: i) persuasive evidence of an arrangement exists; ii) delivery has occurred or services have been rendered; iii) the fee for the arrangement is fixed or determinable; and iv) collectibility is reasonably assured. No Items of Other Comprehensive

Income or Loss

The Company has no items of other comprehensive income or loss for the period from April 12, 2011 (inception) to December 31, 2011. Therefore, the net loss as presented in the Company’s Statement of Operations equals comprehensive loss.

Cash Equivalents

The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents. As of December 31, 2011, the Company’s cash and cash equivalents were deposited in one financial institution.

Concentration of Credit Risk for Cash Deposits at Banks

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits. Deposits at the Company's financial institution are fully insured by the Federal Deposit Insurance Corporation (FDIC).

Fair Value of Financial Instruments

The Company measures fair value based on the prices that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on a three tier hierarchy that prioritizes the inputs used to measure fair value, using quoted prices in active markets for identical assets (Level 1); significant other observable inputs (Level 2); and significant unobservable inputs (Level 3).

Accounts receivable and accounts payable are reported at their historical carrying values, which approximate their fair values based on their short-term nature.

OwnerWiz Realty Inc.

A Development Stage Company

Notes to the Financial Statements

The fair value measurements of the Company’s financial instruments at December 31, 2011 were as follows:

	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$22,441	-	-	$22,441

Basis for Recording Fixed Assets, Lives, and Depreciation Methods

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for significant property and equipment categories are as follows:

Furniture and fixtures 7 years

Equipment 3 to 7 years

Recent Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board (“FASB”) issued an accounting standards update that eliminates the option to present components of other comprehensive income as part of the statement of changes in equity and requires an entity to present items of net income and other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance also requires an entity to present on the face of the financial statements reclassification adjustments from other comprehensive income to net income. This guidance will be effective for fiscal years beginning after December 15, 2011. The adoption of this guidance will not have a material impact on our financial statements.

In May 2011, the FASB issued an accounting standards update that clarifies and amends the existing fair value measurement and disclosure requirements. This guidance will be effective prospectively for interim and annual periods beginning after December 15, 2011, with early adoption prohibited. The adoption of this guidance will not have a material impact on our financial statements.

OwnerWiz Realty Inc.

A Development Stage Company

Notes to the Financial Statements

3. Related Party Transactions

Sales Lead Contract

The Company purchases its qualified client leads from an entity which is owned by the majority shareholder, and therefore a related party. As of May 1, 2011, the Company and the related party entered into a one-year agreement whereby the Company would receive a monthly minimum of 100 real estate sales leads for a fixed fee of $1,000 per month. Client lead expense was $8,000 for the period from April 12, 2011 (inception) to December 31, 2011. As of December 31, 2011, all amounts payable per the agreement are unpaid and are included in the balance sheet as a Related party payable. Either party can terminate the contract by providing a 30 day notice.

Revenue Transactions

As identified in Note 1, two of the Company's 11 revenue transactions for the period ended December 31, 2011 were with relatives of the majority shareholder of the Company. The transactions resulted in $24,000 of revenue for the Company and are presented as related party revenue in the statement of operations.

Shareholder Advances

During the period from inception to December 31, 2011, the majority shareholder advanced funds to the Company for working capital needs totaling $91,150 in 31 separate transactions. The shareholder was repaid $23,600 during the period and is owed $67,550 at December 31, 2011, which is included in the Related party payables balance in the balance sheet.

Purchase of Equipment and Furniture

On April 20, 2011, the Company purchased used computer equipment and furniture totaling $2,113 from an entity owned by the majority shareholder. This related party amount remains unpaid at December 31, 2011 and is included on the Company's balance sheet as a Related party payable.

Company Expenses Paid By Related Party on Behalf of the Company

In August 2011, the majority shareholder paid $1,682 to real estate agents contracted to performed services for the Company. These funds remain unpaid at December 31, 2011 and are included on the Company's balance sheet as a Related party payable.

OwnerWiz Realty Inc.

A Development Stage Company

Notes to the Financial Statements

4. Furniture and Equipment

The following is a summary of furniture and equipment, at cost, less accumulated depreciation, at December 31, 2011:

Furniture and equipment $ 12,833

Less: accumulated depreciation (1,605)

$ 11,228

Depreciation expense related to the furniture and equipment amounted to $1,605 for the period from April 12, 2011 (inception) to December 31, 2011.

5. Income Taxes

For the period from April 12, 2011 (inception) to December 31, 2011, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets.

Significant components of the Company’s deferred income tax assets and liabilities at December 31, 2011 are as follows:

Deferred income tax assets:

Net operating loss carryforward $49,989

Valuation allowance (49,989)

Net deferred tax asset $ -

Reconciliation of the effective tax rate to the U.S. statutory rate is as follows:

U.S. statutory tax rate (34%)

Change in valuation allowance 34%

Effective income tax rate -

6. Commitments, Contingencies and Management's Plan

Facility Lease

The Company has a short-term lease agreement on office space which expires on May 31, 2012. Future lease payments related to the Company’s office lease as of December 31, 2011 are as follows:

2012 $ 12,500

Total $ 12,500

OwnerWiz Realty Inc.

A Development Stage Company

Notes to the Financial Statements

Rent expense for the period from April 12, 2011 (inception) to December 31, 2011 amounted to $21,492.

Agent Contracts

The Company, as broker, has entered into agreements with Georgia licensed real estate agents which provide for the agents to conduct transactions on behalf of the Company in return for a split in the commission of completed real estate transactions. The agent portion of the commission can range from 40% to 90%, depending on the source of the client lead. Per the agreement, real estate agents do not earn their portion of the commission until receipt by the Company. The agents are paid a weekly fee for services, which in certain instances is offset by commissions received.

Employment Contracts

On October 9, 2011, the Company entered into one-year employment agreements with two individuals. One was hired as Chief Compliance Officer (CCO) and the other was with the Company's CEO to continue serving in that role. The CCO's compensation terms have not been finalized and the CEO agreement calls for the officer to receive compensation of $9,600 per month.

Going Concern and Management's Plan

As shown in the accompanying financial statements, the Company is in the development stage, has very few revenue transactions, incurred losses from operations since inception, and as of December 31, 2011, the Company’s current liabilities exceeded its current assets by $95,405 and its total liabilities exceeded its total assets by $82,476. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management is seeking additional sources of financing and is continuing to implement the business plan. Management believes these factors will contribute toward achieving profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Concentrations

Approximately 27% of the Company's revenue for the period from April 12, 2011 (inception) to December 31, 2011 resulted from the sales lead contract the Company has with a related party. Changes or cancellation of the sales lead contract could have a material adverse effect on the Company’s business, financial condition, and results of operations.

OwnerWiz Realty Inc.

A Development Stage Company

Notes to the Financial Statements

7. Loss Per Share

Basic net loss per common share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the period and does not consider the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. For the period from April 12, 2011 (inception) to December 31, 2011, the Company did not have any dilutive common stock equivalents.

8. Equity Transactions

Founders Shares

Two individuals founded the Company in April 2011. Initial capitalization of the Company resulted in 75,000 shares of common stock being issued to one individual and 25,000 shares of common stock being issued to the other individual at the stated value of $0.0001.

Contributed Capital

The Company's majority shareholder contributed cash to the Company totaling $63,100 from April 12, 2011 (inception) to December 31, 2011.

9. Subsequent Events

Related Party Shareholder Advances

In a series of transactions in January and February 2012, the Company's majority shareholder advanced the Company funds totaling $22,900 and was repaid $9,500. The funds are due on demand.

Software Purchase From Related Party

On January 21, 2012, the Company purchased a software platform from two individuals, one of which is the minority shareholder of the Company. The software will interact with the qualified client leads identified by REAR to calculate an actual dollar value for the consumer's credit score, by using a proprietary comprehensive algorithm.

OwnerWiz Realty Inc.

A Development Stage Company

Notes to the Financial Statements

The Company issued two notes payable, each in the amount of $25,000, to each of the individuals that owned the software, in satisfaction for the transaction. The notes are without collateral, bear interest at 6% per annum and are due on or before September 30, 2012.

Plan of Merger

On January 30, 2012, an entity owned by both of the shareholders of the Company acquired 7.5 million common shares of EZJR, Inc. (EZJR), a Nevada Corporation, from the shareholders of EZJR. These shares represented 95.25% of the then outstanding common shares of EZJR.

On March 1, 2012, EZJR issued 390,000 shares of its common stock to the shareholders of the Company in exchange for 100% of the outstanding common shares of the Company. As the former shareholders of the Company now own over 95% of the outstanding common stock of EZJR, the transaction is recorded as a "reverse merger" and the financial statements of EZJR will be those of the Company in the go-forward.

The following combined proforma financial statements reflect the financial statements of OWR as of December 31, 2011 and for the period from April 12, 2011 (inception) to December 31, 2011, as if the reverse merger occurred on April 12, 2011, the date of inception of OWR: